SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use by Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                        HEALTH OUTCOMES MANAGEMENT, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                       N/A
       (NAME OF PERSONS FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

     N/A

2)   Aggregate number of securities to which transaction applies:

     N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

     N/A

4)   Proposed maximum aggregate value of transaction:

     N/A

5)   Total fee paid:

     N/A

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

            1) Amount Previously Paid:

                  N/A

            2) Form, Schedule or Registration Statement No.:

                  N/A

            3) Filing Party:

                  N/A

            4) Date Filed:

                  N/A

                        HEALTH OUTCOMES MANAGEMENT, INC.
                        525 WASHINGTON BLVD., SUITE 3600
                          JERSEY CITY, NEW JERSEY 07310

                                  -------------

                  NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 26, 2005

TO THE SHAREHOLDERS OF HEALTH OUTCOMES MANAGEMENT, INC.:

      NOTICE IS HEREBY GIVEN, that the Special Meeting of the shareholders (the "Meeting") of Health Outcomes Management, Inc., a corporation formed under the laws of the State of Minnesota (the "Company") will be held at 10 A.M. on July 26, 2005 at the offices of Hudson Securities, Inc., at 525 Washington Blvd., Jersey City, NJ 07310 for the following purpose:

1. To consider and vote upon a proposal to approve the Agreement and Plan of Merger and all transactions and developments contemplated thereby, the purpose of which is to change the state of incorporation of the Company from Minnesota to Delaware (the "Reincorporation"), whereby the Company will merge with and into a newly formed Delaware corporation named Hudson Holding Corporation ("Hudson").

2. To approve the change of the Company's name in connection with the Reincorporation;

3. To approve the proposal of the Board of Directors to effect between a one-for-five (1-5) and a one-for-eight (1-8) reverse stock split in the discretion of the Board of Directors;

4.    To approve the adoption of Hudson's 2005 Stock Option Plan;

5.    To approve an increase in the number of directors from four to seven;

6. To act upon such other business as may properly come before the Meeting or any adjournment thereof.

      The purpose of the Merger is to reincorporate the Company in the State of Delaware. If the Merger is approved, the Company will be merged with and into a newly formed Delaware company that will have been incorporated for no other purpose. The Merger will effect no change but the state of incorporation and the authorization of shares of preferred stock. Shareholders will not receive any cash, stock or other property in connection with, or as a result of, the Merger.

      Shareholders of record at the close of business on June 3, 2005 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Whether you expect to attend the Meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the Meeting and prefer to vote in person, you can revoke your proxy.

PLEASE NOTE THAT EACH OF MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER, EACH OF WHOM ARE PRINCIPAL SHAREHOLDERS OF THE COMPANY, HAVE INFORMED THE COMPANY THAT THEY WILL EACH BE VOTING "FOR" PROPOSALS 1, 2, 3, 4 AND 5 ABOVE. THE NUMBER OF VOTES HELD BY MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER ARE SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

                                          By Order of the Board of Directors,


                                          /s/ Martin Cunningham
                                          Chief Executive Officer and Director
July 1, 2005

                        HEALTH OUTCOMES MANAGEMENT, INC.
                        525 WASHINGTON BLVD., SUITE 3600
                          JERSEY CITY, NEW JERSEY 07310

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------

            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 26, 2005

      This Proxy Statement is being furnished in connection with the solicitation by the board of directors of Health Outcomes Management, Inc. (the "Company"), for use at the Special Meeting (the "Meeting") of shareholders (the "Shareholders") of the Company to be held on July 26, 2005 at 10:00 A.M. at the offices of Hudson Securities, Inc., at 525 Washington Blvd., Suite 3600, Jersey City, New Jersey 07310 and at any adjournment or postponement thereof.

      Only Shareholders of record at the close of business on June 3, 2005 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 164,545,391 shares of the Company's common stock (the "Common Shares"). Each outstanding Common Share is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Shareholder's directions and, unless contrary directions are given, will be voted for the proposals (the "Proposals") described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the board of directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

      The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal. Brokers holding Common Shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Meeting on those matters as to which instructions to vote are not provided by the owner.

      The Board of Directors of the Company has adopted and approved each of the Proposals set forth herein and recommends that the Company's Shareholders vote "FOR" each of the Proposals.

      Approval of Proposal 1 requires the affirmative vote of a majority of the Company's outstanding Common Shares. Approval of each of Proposals 2, 3, 4 and 5 requires the affirmative vote of the holders of the greater of: (i) a majority of the voting power of the shares present and entitled to vote on that Proposal, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Meeting.

PLEASE NOTE THAT EACH OF MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER, EACH OF WHOM ARE PRINCIPAL SHAREHOLDERS OF THE COMPANY, HAVE INFORMED THE COMPANY THAT THEY WILL EACH BE VOTING "FOR" PROPOSALS 1, 2, 3, 4 AND 5 ABOVE. THE NUMBER OF VOTES HELD BY MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER ARE SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR EACH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE ANY OF THE PROPOSALS.

      This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Shareholders on or about July 5, 2005.

                The date of this Proxy Statement is July 1, 2005

                                TABLE OF CONTENTS

                                                                            PAGE

SUMMARY........................................................................1
QUESTIONS AND ANSWERS ABOUT THE MEETING........................................2
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS..............................4
PROPOSAL 1:  APPROVAL OF THE MERGER............................................5
         DESCRIPTION OF THE MERGER.............................................5
                  Summary Term Sheet...........................................5
                  Material Terms of the Merger.................................9
                  Terms of the Merger Agreement...............................10
                  Certain United States Federal Income Tax Consequences.......10
                  Accounting Treatment of the Merger..........................10
                  Dissenter's Rights..........................................11
                  Interest of Certain Persons in the Merger...................11
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.......12
         DESCRIPTION OF CAPITAL STOCK.........................................13
         COMPARISON OF RIGHTS OF SECURITYHOLDERS..............................14
         Shareholder Vote Required............................................25
PROPOSAL 2:  APPROVAL OF COMPANY'S NAME CHANGE................................26
         General..............................................................26
         Shareholder Vote Required............................................26
PROPOSAL 3:  APPROVAL OF THE REVERSE SPLIT....................................27
         General..............................................................27
         Shareholder Vote Required............................................31
PROPOSAL 4:  APPROVAL OF THE 2005 STOCK OPTION PLAN...........................32
         General..............................................................32
         Description of the 2005 Plan.........................................32
         Shareholder Vote Required............................................35
PROPOSAL 5:  APPROVAL OF THE INCREASE IN THE NUMBER OF AUTHORIZED DIRECTORS...36
         General..............................................................36
         Shareholder Vote Required............................................36
OTHER MATTERS.................................................................37

         EXHIBIT A - Merger Agreement
         EXHIBIT B - Certificate of Incorporation of Hudson Holding Corporation EXHIBIT C - Bylaws of Hudson Holding Corporation
         EXHIBIT D - 2005 Option Plan
         EXHIBIT E - Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act

                                     SUMMARY

      The following is a summary of the terms of the Proposals. This summary is qualified by the more detailed description appearing elsewhere in this proxy statement. Unless otherwise indicated, all references to "we", "us", and "our" refer to Health Outcomes Management, Inc., a corporation formed under the laws of the State of Minnesota. We urge you to carefully read this Proxy Statement, and the exhibits hereto, in their entirety because the information in this summary is not complete.

- The first item to be voted on at this meeting of our shareholders is the proposal to approve the Agreement and Plan of Merger whereby we will merge with and into Hudson Holding Corporation, a corporation formed under the laws of the State of Delaware and to which we sometimes refer as Hudson. See "Proposal 1: Approval of the Merger - Material Terms of the Merger."

- The Agreement and Plan of Merger provides that every five issued and outstanding share of our common stock shall be converted into one share of common stock of Hudson. As a result of the merger transaction, we shall cease to exist and all of our rights, assets, liabilities and obligations shall become the rights, assets, liabilities and obligations of Hudson. See "Proposal 1: Approval of the Merger - Material Terms of the Merger."

- The sole purpose of the Agreement and Plan of Merger is to reincorporate our company in the State of Delaware. The certificate of incorporation of Hudson is substantially similar to our articles of incorporation. See "Proposal 1: Approval of the Merger - Comparison of Rights of Securityholders" for a discussion of differences in our charter documents and state law.

- It will not be necessary for our shareholders, a term we use to distinguish the security-holders of our company from the future security-holders of Hudson (to whom we refer as "stockholders"), to send us their certificates for shares of our common stock. See Section "Proposal 1: Approval of the Merger - Description of the Merger."

- We are also seeking approval for certain other ordinary matters that will be accomplished as part of the merger transaction, including the change of our name to Hudson Holding Corporation, the approval of between a 1-for-5 and 1-for-8 reverse split, the adoption of Hudson's 2005 option plan, and an increase in the number of directors to seven (7). See "Proposal 2:
      Approval of Name Change," "Proposal 3 - Approval of Reverse Split," "Proposal 4 - Approval of the 2005 Stock Option Plan," and "Proposal 5 - Approval of Increase in Number of Directors."

- Shareholder approval of Proposal 1 requires the affirmative vote of a majority of our outstanding shares of common stock. According to Minnesota law, Shareholder approval of each of Proposals 2 through 5 in this Proxy Statement requires the affirmative vote of the holders of the greater of:
      (i) a majority of the voting power of the shares present and entitled to vote on that Proposal, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Meeting. Four of our shareholders that collectively control 84.4% of our outstanding Common Shares have already informed us that they will be voting in favor of all of the proposals set forth herein. The number of votes held by such shareholders are sufficient to satisfy the shareholder vote requirement for each of the proposals. Therefore, no additional votes will be needed to approve any of the proposals. See "Questions and Answers About the Meeting."

                 QUESTION AND ANSWER SUMMARY: ABOUT THE MEETING

WHAT IS BEING VOTED ON AT THE MEETING?

      Our board of directors is asking shareholders to consider six items at this Special Meeting of Shareholders:

      To approve the Agreement and Plan of Merger attached hereto as EXHIBIT A as executed by and between our company and Hudson Holding Corporation, a Delaware corporation to which we sometimes refer as Hudson, on June 13, 2005 and all transactions and developments contemplated thereby (collectively, the "Merger");

      To approve the change of the Company's name to Hudson Holding Corporation;

      To approve the proposal of the Board of Directors to effect between a 1-for-5 and 1-for-8 reverse split;

      To approve the adoption of Hudson's 2005 Stock Option Plan; and

      To approve an increase in the number of directors to seven (7).

WHAT ARE THE MAIN TERMS OF THE MERGER WITH HUDSON?

      We are currently governed by Minnesota law. We are proposing the merger with Hudson solely to reincorporate under Delaware law. We need at least a majority of the votes entitled to be cast to approve the merger for it to be adopted. If the merger agreement is adopted:

      We will merge with and into Hudson, a Delaware corporation. Hudson will be the surviving corporation in the merger.

      We will do business under the name of "Hudson Holding Corporation."

      Our business, directors, management, fiscal year, assets or liabilities and the location of our principal executive offices will remain unchanged by the merger.

      We will be governed by Delaware law and by the certificate of incorporation and bylaws of Hudson, which are substantially similar to our articles of incorporation and bylaws and are attached to this proxy statement as EXHIBIT B and EXHIBIT C, respectively.

WHAT RIGHTS DO I HAVE IF I AM OPPOSED TO THE MERGER?

      Under Minnesota law, we are required to provide dissenting shareholders with a right of appraisal with respect to the Merger and such shareholders have been granted this right.

WHO CAN VOTE AT THE MEETING?

      Our board of directors has set June 3, 2005 as the record date for the Meeting. Only persons holding shares of our common stock of record at the close of business on the record date will be entitled to receive notice of and to vote at the Meeting. Each share of our common stock will be entitled to one vote per share on each matter properly submitted for vote to our shareholders at the Meeting. On the record date there were 164,545,391 shares of our common stock outstanding held by a total of approximately 271 shareholders of record.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

      To have a quorum, we need one-half of the votes entitled to be cast to be present, in person or by proxy, including votes as to which authority to vote on any proposal is withheld, shares of stock abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's shares of stock on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. Each will be tabulated separately. The shares held by Messrs. Cunningham, Knox, Leventhal and Winkler, suffice for a quorum to be met, and we have been informed by such persons that they will be present at the Meeting.

HOW DO I VOTE?

      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct, unless you later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, shares of stock represented by a proxy will be voted for the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you are a registered shareholder, that is, if you hold your shares of stock in certificate form, and you attend the Meeting, you may deliver your completed proxy card in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the Meeting, you will need to obtain a proxy form from the institution that holds your shares of stock.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

      Any written notice of revocation sent to us must include the shareholder's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

THE MERGER.

      The approval of the merger with and into Hudson requires the affirmative vote of a majority of our outstanding shares that are entitled to vote at the Meeting. The shares of stock held by Messrs. Cunningham, Knox, Leventhal and Winkler represent enough votes to approve this proposal and they have informed us that they intend to approve the merger with and into Hudson.

COMPANY NAME CHANGE; REVERSE SPLIT; ADOPTION OF 2005 STOCK OPTION PLAN; INCREASE IN NUMBER OF DIRECTORS.

      The approval of each of the above items require the affirmative vote of the holders of the greater of: (i) a majority of the voting power of the shares present and entitled to vote on that Proposal, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Meeting

OTHER MATTERS.

      If you hold your shares of stock in "street name," your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of stock may not be voted on those matters and will not be counted in determining the number of shares of stock necessary for approval. Shares of stock represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

         Votes cast by proxy will be tabulated by an automated system administered by American Stock Transfer and Trust Company, our transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent person that we will appoint to act as election inspector for the Meeting.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                                   PROPOSAL 1

                             APPROVAL OF THE MERGER

DESCRIPTION OF THE MERGER

      On June 13, 2005, an Agreement and Plan of Merger was signed by and between our company and Hudson Holding Corporation, a corporation incorporated in the State of Delaware ("Hudson"). The Agreement and Plan of Merger is referred to in this Proxy Statement as the Merger Agreement.

      The Merger Agreement provides for a tax-free reorganization pursuant to the provisions of Section 368 of the Internal Revenue Code, whereby we will be merged with and into Hudson, our separate corporate existence shall cease, and Hudson shall continue as the surviving corporation of the merger (the "Merger"). In the Merger, every five issued and outstanding shares of our common stock shall be converted into one share of common stock of Hudson with no action required on the part our shareholders.

      Our board has recommended that our state of incorporation be changed from Minnesota to Delaware. Reincorporation in Delaware will not result in any change in our business, management, assets, liabilities or net worth. Reincorporation in Delaware will allow us to take advantage of certain provisions of the corporate laws of Delaware.

      The following are answers to some of the questions about the Merger that you, as one of our shareholders, may have. We urge you to read this Proxy Statement, including the Merger Agreement, carefully because the information in this section is not complete.

                               SUMMARY TERM SHEET

WHO ARE WE MERGING WITH?

      We are merging with Hudson Holding Corporation, a Delaware corporation to which we refer as Hudson.

HAS THE BOARD OF DIRECTORS APPROVED THE MERGER?

      Yes. The Merger Agreement was executed on June 13, 2005. Our board of directors approved the Merger Agreement, and all transactions and developments contemplated thereby and resolved to seek approval of our shareholders therefor on June 13, 2005.

HOW WILL THE MERGER WORK?

      The Merger will be a very simple, straight-forward transaction. We will merge with and into Hudson and cease to exist as a separate entity. Hudson will be the surviving corporation. Our name will change to Hudson Holding Corporation.

DO I HAVE THE RIGHT TO VOTE ON THE MERGER?

      Yes, you do. That is the main purpose of this Proxy Statement. We are soliciting your vote in favor of the Merger.

IS YOUR FINANCIAL CONDITION RELEVANT TO MY DECISION WHETHER TO VOTE FOR THE MERGER?

      No, we do not believe that it is. The business of our company will not change, nor will any of our officers or directors. In addition, no securities are being issued as a result of the Merger, whether to a third party or otherwise. We are not paying any finders' fees, brokers' fees or any other such fees nor have we engaged the services of an investment bank or other entity to advise us.

HOW DO I EXCHANGE MY SHARES OF COMMON STOCK?

      You do not. If you do not exercise your dissenters' rights (as further described below) your shares will automatically be converted into shares of common stock of Hudson. You have the right to vote on the Merger, but there is no step that you are required to take.

HOW MANY SHARES WILL I HAVE AFTER THE MERGER?

      Depending on the reverse split ratio determined by the board of directors, you will own between one share for every five shares and one share for every eight shares owned by you prior to the Merger.

WHAT IS THE CONVERSION RATIO?

      The conversion ratio will be between one-for-five and one-for-eight, to be determined in the sole discretion of the board of directors.

WHAT ARE THE BENEFITS OF THE REINCORPORATION?

      The purpose of the reincorporation is to change the state of our incorporation of from Minnesota to Delaware. The reincorporation is intended to permit us to be governed by the Delaware General Corporation Law (which we refer to as the "DGCL") rather than by the Minnesota Business Corporation Act (which we refer to as the "MBCA").

      The principal reasons that led our board of directors to determine that reincorporation in Delaware is in the best interests of our shareholders are outlined below:

      (i) The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State;

      (ii) The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States;

      (iii) Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs, and

      (iv) The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation.

      We anticipate that the DGCL will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and its relationships and contacts with others. In addition, see "Comparison of Rights of Security-holders" below.

WHAT ARE THE DISADVANTAGES OF THE REINCORPORATION?

      Despite the belief of our board that the reincorporation is in the best interests of our company and that of our shareholders, the MBCA and the DGCL differ in some respects. The DGCL may not afford stockholders the same rights as the MBCA. On balance, however, we believe it is favorable for us to reincorporate in Delaware.

WHAT IS THE EFFECT OF THE REINCORPORATION ON OUR COMPANY?

      The reincorporation has been unanimously approved by our board of directors, based on the Merger Agreement attached hereto as EXHIBIT A. If we receive approval for the proposal to adopt the Merger Agreement, the Merger will become effective when a certificate of merger and articles of merger are filed with the Secretary of State of Delaware and the Secretary of State of Minnesota, respectively. This filing is anticipated to be made as soon as possible after the Meeting. At the effective time of the Merger:

      We will merge with and into Hudson, with Hudson being the surviving corporation;

      Our board of directors will not change pursuant to the reincorporation, however, if Proposal 5 is approved, the number of directors shall be increased from 4 to 7;

      We will cease to be governed by the MBCA and will be governed by the DGCL; and

      Hudson will be governed by its certificate of incorporation and bylaws, which we have attached as EXHIBIT B and EXHIBIT C to this proxy statement.

      The reincorporation is subject to conditions, including approval by a majority of the votes entitled to be cast at the meeting of our shareholders to which this Proxy Statement relates.

WHAT IS THE EFFECT OF THE REINCORPORATION ON THE HOLDERS OF OUR SECURITIES?

The reincorporation will have minimal effect on our existing security holders. At the effective time of the Merger, all our securities will be converted into securities of Hudson. At the effective time of the Merger, the conversion will occur as follows:

All of our common stock will be converted into shares of common stock, $.01 par value, of Hudson;

Every five shares of our common stock immediately prior to the effective time of the Merger will thereafter be deemed to represent one share of Hudson's common stock without any action on the part of the holder;

WILL OUR BUSINESS CHANGE AFTER THE REINCORPORATION?

No. The reincorporation will not result in any change in our business, directors, management, fiscal year, assets or liabilities or the location of our principal executive offices. Hudson will also have its principal office located at 525 Washington Blvd., Jersey City, New Jersey 07310. Upon the Merger of our company into Hudson, Hudson will conduct the business that we are currently conducting.

Each share of Hudson common stock outstanding after the effective time of the Merger will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights of holders of our common stock prior to the effective time of the Merger (except as provided below - see "Comparison of Rights of Security-holders"). Shares of our common stock are currently traded on the over-the-counter market and are quoted on the OTC Bulletin Board under the symbol "HOMI." Following the effective date of the Merger, shares of common stock of Hudson will be traded on the over-the-counter market under a symbol to be assigned to Hudson by Nasdaq Market Operations, which the Company may not know prior to mailing this proxy statement to its stockholders. The Company will publicly disseminate the new ticker symbol for the Hudson common stock, prior to the effectiveness of the Reincorporation.

WILL THE CHARTER DOCUMENTS BE AMENDED IN THE MERGER?

Hudson's certificate of incorporation will not be materially different from that of our articles of incorporation.

HOW DO THE RIGHTS OF STOCKHOLDERS COMPARE BEFORE AND AFTER THE REINCORPORATION?

We are organized as a corporation under the laws of Minnesota. After the reincorporation, we will be a corporation incorporated under the laws of Delaware. As a Minnesota corporation, we are governed by; the MBCA, our articles of incorporation and our bylaws. As a Delaware corporation we will be governed by; the DGCL, Hudson's certificate of incorporation, attached to proxy statement as EXHIBIT B, as may be further amended from time to time and Hudson's bylaws, attached to this proxy statement as EXHIBIT C, as may be further amended from time to time.

Certain material differences between the applicable Minnesota and Delaware law and among these documents are summarized below. The comparison of certain rights of our stockholders before and after the reincorporation set forth below is not complete and is subject to and qualified in its entirety by reference to Minnesota law, Delaware law, Hudson's certificate of incorporation, Hudson's bylaws, and our articles of incorporation and our bylaws, copies of which may be obtained from us by writing us at 525 Washington Blvd., Suite 3600, Jersey City, New Jersey 07310, attention Secretary.

WILL THE SHARES TO BE ISSUED IN THE MERGER BE FREELY TRADING?

The shares that are not currently freely trading will remain restricted. No shares will be "issued" as that term is typically understood. Rather, currently outstanding shares will be converted into shares of Hudson. We do not anticipate that the Merger will in any way affect the status of our shares that are currently freely trading.

WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

We hope to complete the Merger on or around July 26, 2005, or as soon as practicable thereafter, assuming that all the conditions to the closing of the Merger as set forth in the Merger Agreement are completed to the satisfaction of the parties.

WHAT ARE THE TAX CONSEQUENCES OF THE MERGER?

The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, no gain or loss would generally be recognized by our U.S. stockholders upon conversion of their shares of common stock in our company into shares of common stock in Hudson pursuant to the Merger. We believe, but cannot assure you, that there will no tax consequences for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

WHAT REMEDY DO I HAVE IF I DID NOT VOTE FOR THE MERGER?

Minnesota law requires the provision of appraisal rights in this situation as more fully set forth in the section entitled "Dissenter's Rights".

WHAT DO I NEED TO DO IN ORDER TO VOTE?

After reading this document, you will need to execute the Proxy Card provided to you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the Meeting and vote in person.

WHO CAN HELP ANSWER MY QUESTIONS?

If you have questions about the Merger or our business, you should contact Martin Cunningham, CEO, at:

      Health Outcomes Management, Inc.
      525 Washington Blvd., Suite 3600
      Jersey City, New Jersey 07310

      Telephone No.: (201) 216-0100 Facsimile No.: (201) 216-1105

MATERIAL TERMS OF THE MERGER

      In order to effect the reincorporation (the "Reincorporation") of Health Outcomes Management, Inc. (the "Company") in Delaware, the Company will be merged with and into Hudson Holding Corporation, a newly formed company incorporated in Delaware ("Hudson"). Prior to the merger (the "Merger"), Hudson will not have engaged in any activities except in connection with the proposed transaction. The mailing address and telephone number of Hudson and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the board of directors of the Company (the "Board") has approved, and recommends to its shareholders (the "Shareholders") for their adoption and approval, an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company will be merged with and into Hudson. The full texts of the Merger Agreement, the certificate of incorporation (the "Certificate") and bylaws (the "Bylaws") of the successor Delaware corporation under which the Company's business will be conducted after the Merger are attached hereto as EXHIBIT A, EXHIBIT B and EXHIBIT C respectively. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

      According to the terms of the Merger Agreement by and between the Company on the one side and Hudson on the other side, the Company and Hudson have determined that the Merger between the Company and Hudson is in the best interests of the Shareholders. The Merger is to be effected through a conversion of the shares of common stock currently issued and outstanding (the "Common Shares) into shares of common stock of Hudson (the "Common Stock").

      The Certificate provides for so-called "blank check" preferred stock (the "Blank Check Preferred Stock"). The Board believes that it is advisable and in the best interests of Hudson and its stockholders (the "Stockholders") to have available for issuance such shares in order to provide Hudson with greater flexibility in financing its continued operations and undertaking capital restructuring, financing and future acquisitions. The Board believes that Blank Check Preferred Stock will provide Hudson with a capital structure better suited to meet its short and long term capital needs. Having the Blank Check Preferred Stock will permit Hudson to negotiate the precise terms of an equity instrument by simply creating a new series of preferred stock without incurring the cost and delay in obtaining stockholder approval. This will, in the anticipation of the Board, allow Hudson to more effectively negotiate with, and satisfy the precise financial criteria of, any investor or transaction in a timely manner.

      Consequently, once authorized, the dividend or interest rates, conversion rates, voting rights, redemption prices, maturity dates and similar characteristics of such preferred stock will be determined by Hudson's board of directors (the "New Board"), without the necessity of obtaining approval of the Stockholders.

      The terms of the Merger Agreement are more fully described below.

TERMS OF THE MERGER AGREEMENT

      The following discussion summarizes the material terms of the Merger Agreement but does not purport to be a complete statement of all provisions of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Proxy Statement as EXHIBIT A. Shareholders are urged to read the Merger Agreement carefully as it is the legal document that governs the Merger.

      THE MERGER. Subject to the terms and conditions of the Merger Agreement, the Company shall be merged with and into Hudson, the Company's separate legal existence shall cease and Hudson shall continue as the surviving corporation.

      EFFECT OF THE MERGER. The presently issued and outstanding Common Shares shall be converted on a five-for-one basis into shares of Common Stock. Presently issued and outstanding derivatives to purchase Common Shares shall evidence a derivative to purchase a like number of shares of the Common Stock on the same terms and conditions as stated in the respective derivative agreement currently applicable to the Common Shares. Hudson, as the surviving corporation, shall continue unaffected and unimpaired by the Merger with all of its purposes and powers. Hudson shall be governed by the DGCL and succeed to all rights, assets, liabilities and obligations of the Company in accordance with the DGCL.

      ARTICLES OF INCORPORATION AND BYLAWS OF HUDSON FOLLOWING THE MERGER. The Merger Agreement provides that the Certificate of Incorporation and Bylaws of Hudson, as in effect at the Effective Time, will be the Certificate of Incorporation and Bylaws, respectively, of the surviving corporation following the Merger.

      DIRECTORS AND OFFICERS OF HUDSON FOLLOWING THE MERGER. The Merger Agreement provides that the directors and officers of the Company as of the Effective Time shall be the directors and officers of Hudson, who shall serve as directors and officers of Hudson until their respective successors are duly elected or appointed and qualified.

      CONDITIONS TO THE MERGER. The obligations of the Company and Hudson to effect the Merger are subject to the satisfaction or waiver on or prior to the Effective Time of the approval of the Shareholders of the Merger Agreement. In addition, both the Company and Hudson shall have taken all necessary action to authorize the execution, delivery and performance of the Merger Agreement.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      The Merger will qualify for federal income tax purposes as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code. In general, no gain or loss will be recognized for federal income tax purposes by holders of Common Shares with respect thereto on the conversion of their Common Shares into shares of Common Stock and no gain or loss will be recognized for federal income tax purposes by the Company or Hudson.

ACCOUNTING TREATMENT OF THE MERGER

      The transaction is expected to be accounted for as a reverse acquisition in which the Company is the accounting acquiror and Hudson is the legal acquiror. The management of the Company will be the management of Hudson. Since the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be accounted for as a reduction of additional paid-in capital.

DISSENTERS' RIGHTS

      Section 302A.471 of the MBCA grants any shareholder of the Company of record on June 3, 2005 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time of the Merger. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the discussion of dissenting shareholder rights under the caption "Dissenters' Rights" and the provisions of
Section 302A.471 and 203A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

      No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the Proposals set forth herein, which is not shared by all other Shareholders pro rata, and in accordance with their respective interests.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date hereof, the Company's authorized capitalization consisted of 200,000,000 shares of common stock, par value $.01 per share. As of the date hereof, there were 164,545,391 shares of common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles its holder to one vote on each matter submitted to the stockholder.

The following table sets forth, as of the date hereof, the number of shares of common stock of the Company owned by: (i) each person who is known by the Company to own of record or beneficially five percent (5%) or more of the Company's outstanding shares, (ii) each director of the Company, (iii) each of the executive officers, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned.

                                     NUMBER OF                PERCENTAGE OF
NAME AND ADDRESS OF                COMMON SHARES              COMMON SHARES
BENEFICIAL OWNER(1)             BENEFICIALLY OWNED(2)       BENEFICIALLY OWNED
-------------------             ---------------------       ------------------
Martin Cunningham                     34,788,518                   21.1%
Keith Knox                            34,788,518                   21.1%
Mark Leventhal                        34,788,518                   21.1%
Steve Winkler                         34,788,518                   21.1%
Peter Zugschwert                       1,738,249                    1.1%
All Directors and Officers
 as a group (5 persons)              140,892,321                   85.5%

(1) Unless otherwise indicated, the address of each person listed below is c/o Health Outcomes Management, Inc., 525 Washington Blvd, Suite 3600, Jersey City, NJ 07310.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual, or group, has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

CHANGE IN CONTROL

As previously reported in the Company's Form 8-K as filed with the Securities and Exchange Commission on May 9, 2005, the Company issued 154,672,671 shares of its common stock in connection with an Agreement and Plan of Merger entered into by and among the Company, Hudson Securities, Inc. and Hudson Acquisition, Inc. (the "Agreement"). In connection with the Agreement, the Company issued 34,788,518 shares to each of Martin Cunningham, Keith Knox, Mark Leventhal and Steve Winkler, representing an aggregate of approximately 84.4% of the Company's outstanding shares of common stock. Additionally, in connection with the Agreement, Martin Cunningham, Keith Knox and Mark Leventhal became directors of the Company, representing a majority of the members of the Company's board of directors.

                          DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of Hudson consists of 100,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. Upon completion of the Merger, the Reincorporation and the Reverse Split, there will be between 32,909,078 (assuming a one-for five reverse split) and 20,681,573 (assuming a one-for-eight reverse split) shares of common stock issued and outstanding and zero shares of Preferred Stock outstanding.

The following is a summary of some of the provisions of Hudson's Common Stock and of its certificate of incorporation and assume the Merger and Reincorporation has occurred.

The holders of the Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any outstanding shares of preferred stock, the holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the board out of funds legally available therefor. In the event of the Company's liquidation, dissolution or winding up, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and liquidation preferences of any outstanding shares of preferred stock. Holders of Common Stock have no preemptive rights or rights to convert their Common Stock into any other securities. There are no redemption or sinking fund provisions applicable to the Common Stock. All outstanding shares of Common Stock are fully paid and non-assessable.

Our certificate of incorporation authorizes the issuance of up to 1,000,000 shares of blank check preferred stock, the rights, privileges and preferences of which may be designated by our board of directors from time to time. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, or other rights that could adversely affect the rights of our stockholders. These shares may have rights which are senior to our common stock. Preferred stock may be issued in the future in connection with acquisitions, finances or such other matters as our board of directors deems to be appropriate. In the event that any such shares of preferred stock shall be issued, a certificate of designation, setting forth the series of such preferred stock and the relative rights, privileges and designations with respect thereto, shall be filed with the Secretary of State of the State of Delaware. The effect of such preferred stock is that our board of directors alone may authorize the issuance of preferred stock which could have the effect of making more difficult or discouraging an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means.

There are currently no plans, understandings or arrangements for the sale or issuance of any shares of our preferred stock.

                   COMPARISON OF THE RIGHTS OF SECURITYHOLDERS

GENERAL

      The Board has recommended that the Company's state of incorporation be changed from Minnesota to Delaware. Reincorporation in Delaware will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

      Assuming Shareholder approval of the Reincorporation and upon acceptance for filing of the appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of Minnesota, the Company will be merged with and into Hudson pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law (the "DGCL") and the Certificate of Incorporation and Bylaws set forth in EXHIBIT B and EXHIBIT C, respectively. Upon the effective time of the Reincorporation, each outstanding share of stock of the Company will automatically be converted into shares of the corresponding class of stock of Hudson, the number of which shall be determined based upon the reverse split ratio implemented by the board of directors in its sole discretion. Outstanding derivatives to purchase Common Shares will be converted into derivatives to purchase the same number of shares of the Common Stock as determined by the reverse split ratio.

IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF HUDSON. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

      The Board believes that the Reincorporation will provide greater flexibility for both the management and business of the Company.

      Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

      The Company is a Minnesota corporation and the Minnesota Business Corporation Act (the "MBCA") and the Articles of Incorporation and the Bylaws of the Company govern the rights of its shareholders. Hudson is a Delaware corporation and the rights of it shareholders are governed by the DGCL and the Certificate of Incorporation and Bylaws of Hudson.

 SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF MINNESOTA AND DELAWARE

               DIFFERENCES RELATED PRIMARILY TO CHARTER DOCUMENTS

AUTHORIZED CAPITAL

THE COMPANY. The authorized capital stock of the Company consists of 200,000,000 shares of $0.01 par value Common Stock (the "Common Shares") and 1,000,000 shares of blank check preferred stock. There are 164,545,391 such Common Shares issued and outstanding as of the date hereof and zero shares of blank check preferred stock outstanding.

HUDSON. The authorized capital stock of Hudson consists of 100,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and 2,000,000 shares of blank check preferred stock, par value $0.01 per share (the "Blank Check Preferred Stock"). As of the date of the Merger Agreement, Hudson's issued and outstanding share capital consisted of one share of Common Stock. Hudson's certificate of incorporation (the "Certificate") authorizes its board of directors to issue shares of Blank Check Preferred Stock in one or more series and to fix the designations, preferences, powers and rights of the shares to be included in each series (see "Proposal 1: Approval of the Merger -- Description of Securities").

VOTING POWER OF COMMON STOCK

THE COMPANY. Each holder of Common Shares has the right to cast one vote for each such Common Share held of record on all matters voted on by the Shareholders, including the election of directors. Shareholders have no cumulative voting rights

HUDSON. Each holder of shares of Common Stock has the right to cast one vote for each share of Common Stock held of record on all matters voted on by the Stockholders, including the election of directors. Stockholders have no cumulative voting rights.

BOARD OF DIRECTORS

THE COMPANY. The Company's bylaws do not require that a specific number of directors shall serve on its board. The Company's board presently consists of four (4) directors. Directors are elected at the annual meeting of shareholders, and at each annual meeting thereafter. Directors are elected by a majority of the votes cast at a meeting of shareholders by such shareholders as are entitled to vote on the election of directors.

HUDSON. Hudson's bylaws do not require that a specific number of directors shall serve on its board, however, its bylaws allow up to seven (7) directors to serve on its board. Hudson's board presently consists of four (4) directors. Directors are elected at the annual meeting of stockholders, and at each annual meeting thereafter. Directors are elected by a majority of the votes cast at a meeting of stockholders by such stockholders as are entitled to vote on the election of directors. Any vacancies may be filled by the vote of a majority of the board of directors, and any such person elected to fill a vacancy shall serve as a director until the next annual meeting of stockholders.

                   DIFFERENCES RELATED PRIMARILY TO STATE LAW

ACTION BY DIRECTORS WITHOUT A MEETING

      Minnesota and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting. Minnesota law provides that a corporation's articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Company's Bylaws contain such a provision allowing an action to be taken by written consent of a majority of the directors. Delaware law contains no such provision and, thus, written actions by the directors of Hudson must be unanimous. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Company's Articles contain such a provision. Delaware law does not contain any advance written consent or opposition provision.

CONFLICTS OF INTEREST

      Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized, such contract or transaction is ratified by the corporation's disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction.

NUMBER OF DIRECTORS

      Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. Under the Bylaws and the Certificate of Incorporation of the Company, the number of directors shall be the number last elected by a majority vote of the shareholder which shall not be less than one nor more than seven directors. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Under the Bylaws and the Certificate of Incorporation of Hudson, the number of directors shall be the number last elected by a majority vote of the shareholders which shall not be less than one nor more than seven directors.

CLASSIFIED BOARD OF DIRECTORS

      Both Minnesota and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes; Minnesota law does not limit the number of classes. Neither the Company nor Hudson currently has a classified board of directors and the Certificate of Incorporation and the Bylaws of Hudson do not provide for a classified board of directors.

REMOVAL OF DIRECTOR

      Under Minnesota law, unless a corporation's articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders or, if the director was named by the board to fill a vacancy, by the affirmative vote of a majority of the other directors. Under Delaware law a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors. However, a director of a Delaware corporation that has a classified board may be removed but only for cause, unless the certificate of incorporation provides otherwise. The Bylaws of Hudson provide that a director may be removed at any time, with our without cause, by a majority vote of the stockholders.

VACANCIES ON BOARD OF DIRECTORS

Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum,
(b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company's Bylaws follow these provisions. Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Certificate of Incorporation of Hudson provides that a vacancy on the board of directors shall be filled by the affirmative vote of a majority of the remaining directors, and not by the stockholders.

INTERESTED DIRECTOR

Under Minnesota law and Delaware law, contracts or transactions between a corporation and one or more of its directors or between a corporation and any other entity in which one or more of its directors are directors or have a financial interest, are not void or voidable because of such interest or because such director is present at a meeting of the board of directors which authorizes or approves the contract or transaction, as long as certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Minnesota law and Delaware law. Under both Minnesota law and Delaware law, either (1) the security holders or the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (2) the contract or transaction must have been "fair" (according to Delaware law) or "fair and reasonable" (according to Minnesota law). In the case of approval by the stockholders, Minnesota law provides that such approval requires the vote of holders of two-thirds of the voting power of all shares entitled to vote or the unanimous vote of the holders of all outstanding shares, whether or not entitled to vote.

STANDARD OF CONDUCT FOR DIRECTORS

MINNESOTA. Minnesota law provides that a director must discharge the director's duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation.

DELAWARE. Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act consistently with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Minnesota law generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in or not opposed to the best interest of the corporation and, in the case of criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Delaware law permits a corporation to indemnify officers, directors, employees or agents and expressly provides that the indemnification provided for therein shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of stockholders or disinterested directors or otherwise. In this way, the provision in Delaware law is broader than that in Minnesota law. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court. The Bylaws of the Company provide for indemnification to the fullest extent provided by Minnesota law. The Bylaws of Hudson also provide for indemnification to the fullest extent permitted by Delaware law.

LIMITATION OF LIABILITY

Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders,
(b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Company's Articles of Incorporation provide that, to the fullest extent permitted by the MBCA, a director that shall not be personally liable to the Company or its shareholders for monetary damages for breach of a directors' fiduciary duty. Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. Hudson's Certificate contains a provision eliminating the personal liability of its directors for breach of fiduciary duty, subject to the foregoing limitations. The Company is not aware of any pending or threatened litigation to which the limitation of directors' liability would apply.

CONFLICTS OF INTEREST

Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by the corporation's disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction.

TREASURY SHARES

The MBCA does not allow treasury shares. Under the Delaware General Corporation Law, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

AMENDMENT OF ARTICLES OF INCORPORATION AND CERTIFICATE OF INCORPORATION

MINNESOTA. In general, amendments to the Company's articles of incorporation must be recommended to the Company's shareholders by the board and approved by a majority of the votes entitled to be cast by any voting group that has a right to vote on the amendment, unless a higher percentage is specified by the MBCA, the Company's articles of incorporation or the Company's board.

DELAWARE. The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by the DGCL. Hudson's Certificate of Incorporation does not so provide.

AMENDMENT OF BYLAWS

MINNESOTA. The Company's Bylaws may be amended or repealed and new bylaws may be adopted by the Company's board or the Company's shareholders, except that amendments affecting the qualifications, classifications, number, term, removal or filling of vacancies of the board of directors, or fixing a quorum for shareholders' meetings, may only be made by a majority vote of shareholders.

DELAWARE. Under the DGCL, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be delegated to the board of directors. Hudson's bylaws provide that the directors may amend the bylaws, but this power does not alter the power of the Stockholders to also amend the bylaws.

SHAREHOLDER ACTION

Under both the Minnesota Act and Delaware Law, action on certain matters, including the sale, lease or exchange of all or substantially all of the Company's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Company's Articles nor Hudson's Certificate contains such a provision.

SHAREHOLDERS' ACTION WITHOUT A MEETING

      Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action, and a publicly-held company cannot provide for a lower threshold in its articles of incorporation. This power cannot be restricted by a corporation's articles of incorporation. In contrast, Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at a meeting of the stockholders. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. Generally, holders of a majority of the Company's outstanding shares may take action by written consent in lieu of a shareholder meeting. However, Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting. Hudson's Certificate does not contain any such restriction, so actions may be adopted by a written consent signed by the holders of shares that would have been required to vote in favor of the proposed action at a meeting of stockholders.

SPECIAL MEETINGS

MINNESOTA. According to the Company's bylaws, special meetings of the Company's shareholders may only be called by the president, the chief executive officer, the chief financial officer or two or more directors, and must be called by the president or chief executive officer at the request in writing of the holders of not less than 10 percent of the outstanding shares of the Company entitled to vote at the meeting.

DELAWARE. The DGCL provides that special meetings of the stockholders of a corporation may be called by the corporation's board of directors or by such other persons as may be authorized in the corporation's certificate of incorporation or bylaws. Neither the Certificate nor the Bylaws amend or supplement the foregoing.

DIVIDENDS

Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

BUSINESS COMBINATION RESTRICTIONS

While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter highly leveraged takeover bids which propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. The Minnesota statute provides that an issuing public corporation (as described above with respect to the Minnesota control share acquisition statute) may not engage in certain business combinations with any person that acquires beneficial ownership of ten percent or more of the voting stock of that corporation (i.e., an interested stockholder) for a period of four years following the date that the person became a ten percent stockholder (the share acquisition date) unless, prior to that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares. Another difference between the two statutes is the method by which prohibited transactions become permissible. In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85 percent of the outstanding shares of voting stock. In Minnesota, a prohibited transaction is only permitted by advance board committee approval. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are released from the three year prohibition and may compete with the company-sponsored transaction in certain circumstances. The Minnesota statute does not have a comparable provision. Both the Minnesota and Delaware provisions permit a corporation to "opt out" of the business combination statute by electing to do so in its articles or certificate of incorporation or bylaws. Neither the Certificate of Incorporation nor the Bylaws of the Company contain such an "opt out" provision. Similarly, neither the Articles of Incorporation nor the Bylaws of Hudson contain such an "opt out" provision.

OTHER ANTI-TAKEOVER PROVISIONS

Minnesota law includes three other provisions relating to takeovers that are not included in the Delaware General Corporation Law. These provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the board of directors in connection with the consideration of takeover proposals. Minnesota law contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. Minnesota law also contains a provision which limits the ability of a corporation to pay greenmail. The statute provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than five percent of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the stockholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is of at least equal value per share and to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. Minnesota law also authorizes the board of directors, in considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may best be served by the continued independence of the corporation.

VOLUNTARY DISSOLUTION

      Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution consent in writing to such dissolution.

      Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock;
(b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of the corporation has expired. Delaware law provides that courts may revoke or forfeit the charter of any corporation for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

INSPECTION OF SHAREHOLDER LISTS

      Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation's share register. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts therefrom.

APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER ACTIONS.

In some circumstances under Minnesota law and Delaware law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters' rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation. Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (the Hudson Certificate does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

      Section 302A.471 of the MBCA grants any shareholder of the Company of record on June 3, 2005 who objects to the Reincorporation the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders.

REQUIREMENTS FOR EXERCISING DISSENTERS' RIGHTS

      TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY BEFORE THE VOTE FOR THE PROPOSED MERGER A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED MERGER; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED MERGER IS NOT EFFECTED. The notice must be submitted to the Company at 525 Washington Blvd., Jersey City, NJ 07310, Attention: Martin Cunningham, Chief Executive Officer, and must be received before the vote for the proposed Merger. The submission of a blank proxy will constitute a vote in favor of the Merger and a waiver of dissenter's rights. A vote against the Merger is not necessary for the shareholder to exercise dissenters' rights and require the Company to purchase their shares. A vote against the Merger will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of Hudson Holding Corporation when and if the Merger is consummated. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS' RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D.

NOTICE OF PROCEDURE

      If and when the proposed Reincorporation is approved by shareholders of the Company and the Reincorporation is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have duly dissented to the Reincorporation a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

SUBMISSION OF SHARE CERTIFICATES

      To receive the fair value of his or her shares, a dissenting shareholder must demand payment and deposit his or her share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is made by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder's notice of intent to demand payment.

PURCHASE OF DISSENTING SHARES

      After the Effective Time, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA.

ACCEPTANCE OR SETTLEMENT OF DEMAND

      If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.

COURT DETERMINATION

      All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company's shares means the fair value of the shares immediately before the Effective Time. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his or her shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.

ABANDONMENT OF MERGER

      Notwithstanding shareholder approval, the Board of Directors of the Company may terminate the Merger Agreement and abandon the Merger at any time before consummation of the Merger if: (i) shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to such dissenting shareholders; or (ii) the Board of Directors of the Company determines that in its judgment the Merger does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Board of Directors abandons the Merger, or the Company's shareholders fail to approve the Merger, the Company would remain a Minnesota corporation.

                            SHAREHOLDER VOTE REQUIRED

      Approval of the Merger Agreement will, pursuant to the Minnesota Business Corporation Act, require the affirmative vote of a majority of the shares entitled to be cast therefor. PLEASE NOTE THAT EACH OF MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER, EACH OF WHOM ARE PRINCIPAL SHAREHOLDERS OF THE COMPANY, HAVE INFORMED THE COMPANY THAT THEY WILL EACH BE VOTING "FOR" PROPOSAL 1. THE NUMBER OF VOTES HELD BY MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER ARE SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 1 AND, THEREFORE, NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS PROPOSAL 1.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 1 TO APPROVE THE MERGER AGREEMENT BETWEEN THE COMPANY AND HUDSON HOLDING CORPORATION.

                                   PROPOSAL 2

             CHANGE OF CORPORATE NAME TO HUDSON HOLDING CORPORATION

GENERAL

The Board has unanimously adopted and approved the change of the Company's name to Hudson Holding Corporation to be effectuated upon completion of the Merger and the Reincorporation.

                            SHAREHOLDER VOTE REQUIRED

      Approval of the proposal to change the Company's corporate name to Hudson Holding Corporation will require the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Meeting. PLEASE NOTE THAT EACH OF MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER, EACH OF WHOM ARE PRINCIPAL SHAREHOLDERS OF THE COMPANY, HAVE INFORMED THE COMPANY THAT THEY WILL EACH BE VOTING "FOR" PROPOSAL 2. THE NUMBER OF VOTES HELD BY MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER ARE SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 2 AND, THEREFORE, NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS PROPOSAL 2.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 2 TO CHANGE THE COMPANY'S NAME TO HUDSON HOLDING CORPORATION.

                                   PROPOSAL 3

                          APPROVAL OF THE REVERSE SPLIT

GENERAL

Our board of directors have approved a proposal whereby our Stockholders shall be entitled to receive between one share of Hudson common stock for every five shares of our Common Stock held by them or one share of Hudson common stock for every eight shares of our Common Stock held by them, the ratio of which shall be determined by our board of directors in its sole discretion. As part of the Reincorporation we will be effectively conducting between a one-for-five and one-for-eight reverse split of our shares of Common Stock and our authorized shares of common stock shall become 100,000,000 regardless of the ratio of the reverse split. In determining the reverse stock split ratio, our board of directors will consider numerous factors including the historical and projected performance of our common stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our common stock in the period following the effectiveness of the reverse stock split. Our board of directors also will consider the impact of the reverse stock split ratio on investor interest.

PURPOSE

Our board of directors approved the proposal authorizing the reverse stock split for the following reasons:

      o our board of directors believes a higher stock price may help generate investor interest in the company;

      o our board of directors believes this action will attract additional investment in the company; and

      o our board of directors believes this action is the next logical step in the process of restructuring the company to align our outstanding shares of capital stock with our existing financial condition and operations to provide an opportunity for potential realization of stockholder value, which is currently subject to the dilutive effects of our capital structure.

POTENTIAL INCREASED INVESTOR INTEREST

On June 6, 2005, our common stock closed at $0.15 per share. In approving the proposal authorizing the reverse stock split, our board of directors considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our board of directors believes that most investment funds are reluctant to invest in lower priced stocks.

THERE ARE RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT, INCLUDING THAT THE REVERSE STOCK SPLIT MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF OUR COMMON STOCK OR THAT ANY INCREASE IN THE PER SHARE PRICE OF OUR COMMON STOCK WILL NOT BE SUSTAINED.

We cannot predict whether the reverse stock split will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:

      o the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split, or the old shares; and

      o the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. After the reverse stock split is effected, if the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

DETERMINATION OF RATIO

The final ratio of the reverse stock split of between one-for-five and one-for-eight shall be determined by our board of directors, in its sole discretion. In determining the reverse stock split ratio, our board of directors will consider numerous factors including the historical and projected performance of our common stock, prevailing market conditions and general economic trends. Our board of directors will also consider the impact of the reverse stock split ratio on investor interest.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

The reverse stock split will occur immediately upon the completion of the Reincorporation and the Merger.

The reverse stock split will be effected simultaneously for all of our common stock and the Conversion Ratio shall be the same for all of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split will not affect our continuing to be subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended.

For illustrative purposes only, the following table shows approximately the effect on our common stock of the various potential reverse stock splits:

                                    PRIOR TO         AFTER REVERSE STOCK SPLIT
                                     REVERSE
                                   STOCK SPLIT        1 FOR 5         1 FOR 8

Authorized                         200,000,000      100,000,000     100,000,000
Issued and Outstanding
Common Stock                       164,545,391       32,909,078      20,681,573
Available for future issuance       34,454,609       67,090,922      79,318,427

Based on stock information as of the record date, after completion of the reverse stock split we will have approximately 67,090,922 to 79,318,427 shares of authorized but unissued shares of common stock (depending on the ratio of the reverse split). These additional shares would be available from time to time for corporate purposes including raising additional capital, acquisitions of companies or assets, for strategic transactions, including a sale of all or a portion of the company, and sales of stock or securities convertible into common stock. We currently have no present intention, plan, arrangement or agreement, written or oral, to issue shares of our common stock for any purpose, except for the issuance of shares of common stock upon the exercise of outstanding options or warrants to purchase our common stock. Although we have no present intention to issue shares of common stock, except as noted above, we may in the future raise funds through the issuance of common stock when conditions are favorable, even if we do not have an immediate need for additional capital at such time. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If we issue additional shares, the ownership interests of holders of our common stock may be diluted.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

Upon completion of the Merger with and into Hudson the reverse stock split will become effective and you will be entitled to receive between one share of Hudson common stock for every five shares of our common stock and one share of Hudson common stock for every eight shares of our common stock, which will be determined by the board in its sole discretion.

The reverse split will take place without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the reverse split. New certificates of Common Stock will not be issued.

Any old shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for new shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

FRACTIONAL SHARES

No fractional shares will be issued in connection with the reverse split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the reverse split will have the number of new shares to which they are entitled rounded up to the next whole number of shares. Stockholders will not receive cash in lieu of fractional shares.

ACCOUNTING MATTERS

The reverse stock split will not affect total stockholders' equity on our balance sheet. However, because the par value of our common stock will remain unchanged on the split effective date, the components that make up total stockholders' equity will change by offsetting amounts. The stated capital component will be reduced to an amount equal to between one-fifth (1/5) and one-eighth (1/8) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding. Prior periods' per share amounts will be restated to reflect the reverse stock split.

POTENTIAL ANTI-TAKEOVER EFFECT

Although the increased proportion of unissued authorized shares to be issued could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for the combination of the company with another company), the reverse stock split is not being effected in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our board of directors and stockholders. Other than the reverse stock split our board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the "Code") (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

No gain or loss should be recognized by a stockholder upon such stockholder's exchange of old shares for new shares pursuant to the reverse stock split. The aggregate tax basis of the new shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the old shares exchanged therefor. The stockholder's holding period for the new shares will include the period during which the stockholder held the old shares surrendered in the reverse stock split.

Our view regarding the tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with such stockholder's own tax advisor with respect to all of the potential tax consequences to such stockholder of the reverse stock split.

                            SHAREHOLDER VOTE REQUIRED

      The approval of the Reverse Split requires the affirmative vote of a majority of the shares of voting stock present in person or represented by proxy at the Meeting. PLEASE NOTE THAT EACH OF MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER, EACH OF WHOM ARE PRINCIPAL SHAREHOLDERS OF THE COMPANY, HAVE INFORMED THE COMPANY THAT THEY WILL EACH BE VOTING "FOR" PROPOSAL 3. THE NUMBER OF VOTES HELD BY MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER ARE SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 3 AND, THEREFORE, NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS PROPOSAL 3.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 3 TO APPROVE THE REVERSE SPLIT.

                                   PROPOSAL 4

                     APPROVAL OF THE 2005 STOCK OPTION PLAN

GENERAL

      At the Meeting a vote will be taken on a Proposal to ratify the adoption of the Company's 2005 Stock Option Plan (the "2005 Plan"), under which 2,000,000 Common Shares underlying stock options are available for grant. The 2005 Plan was adopted by the Board of Directors on June 8, 2005. A copy of the 2005 Plan is attached hereto as EXHIBIT C. As of the date of this Proxy, no options to purchase shares of Common Stock have been granted to any person under the 2005 Plan.

DESCRIPTION OF THE 2005 PLAN

THE PURPOSE OF THE 2005 PLAN. The purpose of the 2005 Plan is to provide additional incentive to the Directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO").

The purpose of the 2005 Plan is to provide additional incentives to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or a non-qualified stock option (a "NQSO"). The Board of Directors believes that the ability to grant stock options to employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Company adopted the 2005 Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

The benefits to be derived from the 2005 Plan, if any, are not quantifiable or determinable.

ADMINISTRATION OF THE PLAN. The 2005 Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Exchange Act and
Section 162(m) of the Internal Revenue Code (the "Code"), the committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 2005 Plan.

Subject to the other provisions of the 2005 Plan, the Administrator shall have the authority, in its discretion: (i) to grant options; (ii) to determine the fair market value of the Common Stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (v) to interpret the 2005 Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the 2005 Plan; (vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any option; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of the 2005 Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

SHARES OF STOCK SUBJECT TO THE 2005 PLAN. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options granted pursuant to the 2005 Plan shall not exceed 2,000,000 shares of Common Stock, $.01 par value per share.

The number of shares of Common Stock subject to options granted pursuant to the 2005 Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the 2005 Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least thirty days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

PARTICIPATION. Every person who at the date of grant of an option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under the 2005 Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under the 2005 Plan. The term "Affiliate" as used in the 2005 Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

OPTION PRICE. The exercise price of a NQSO shall be not less than 85% of the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "10% Stockholder") shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Percent Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

TERM OF THE OPTIONS. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Stockholder shall expire not more than five years after the date of grant. The 2005 Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

RESTRICTIONS ON GRANT AND EXERCISE. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the 2005 Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

TERMINATION OF THE 2005 PLAN. The 2005 Plan shall become effective upon adoption by the Board of Directors; provided, however, that no option shall be exercisable unless and until written consent of the Stockholders of the Company, or approval of Stockholders of the Company voting at a validly called Stockholders' meeting, is obtained within twelve months after adoption by the Board of Directors. If such Stockholder approval is not obtained within such time, options granted pursuant to the 2005 Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted pursuant to the 2005 Plan shall be treated as NQSOs. Options may be granted and exercised under the 2005 Plan only after there has been compliance with all applicable federal and state securities laws. The 2005 Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

TERMINATION OF EMPLOYMENT. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the "Expiration Date")); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). "Employment" includes service as a director or as a consultant. For purposes of the 2005 Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

AMENDMENTS TO THE PLAN. The Board of Directors may at any time amend, alter, suspend or discontinue the 2005 Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the 2005 Plan and ISOs granted under the 2005 Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require Stockholder approval unless (i) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) the Board of Directors otherwise concludes that stockholder approval is advisable.

      TAX TREATMENT OF THE OPTIONS. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

      The Board has unanimously approved and unanimously recommends that the shareholders ratify the adoption of the 2005 Plan.

                            SHAREHOLDER VOTE REQUIRED

      Approval of the Company's 2005 Plan requires the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Meeting of Shareholders. PLEASE NOTE THAT EACH OF MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER, EACH OF WHOM ARE PRINCIPAL SHAREHOLDERS OF THE COMPANY, HAVE INFORMED THE COMPANY THAT THEY WILL EACH BE VOTING "FOR" PROPOSAL 4. THE NUMBER OF VOTES HELD BY MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER ARE SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 4 AND, THEREFORE, NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS PROPOSAL 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE 2005 PLAN.

                                   PROPOSAL 5

               APPROVAL OF THE INCREASE IN THE NUMBER OF DIRECTORS
                         COMPRISING THE COMPANY'S BOARD

GENERAL

      At the Meeting a vote will be taken on a Proposal to increase the number of directors comprising the Company's board of directors. Currently the number of directors comprising the Company's board of directors is 4. Upon the completion of the Merger, Reincorporation and adoption of Hudson's By-Laws, the board of directors has approved a proposal to increase the number of directors to comprise Hudson's board to seven. As of the date of this Proxy, although the Company has had discussions with potential appointees to the board, the Company does not have any arrangements to appoint any additional directors to its board.

      The Board has unanimously approved and unanimously recommends that the shareholders ratify the increase of the number of directors to comprise the Company's board.

                            SHAREHOLDER VOTE REQUIRED

      Approval of the increase of the number of directors to comprise the Company's board requires the affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy at the Meeting of Shareholders. PLEASE NOTE THAT EACH OF MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER, EACH OF WHOM ARE PRINCIPAL SHAREHOLDERS OF THE COMPANY, HAVE INFORMED THE COMPANY THAT THEY WILL EACH BE VOTING "FOR" PROPOSAL 5. THE NUMBER OF VOTES HELD BY MESSRS. CUNNINGHAM, KNOX, LEVENTHAL AND WINKLER ARE SUFFICIENT TO SATISFY THE SHAREHOLDER VOTE REQUIREMENT FOR THIS PROPOSAL 5 AND, THEREFORE, NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS PROPOSAL 5.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE INCREASE OF THE NUMBER OF DIRECTORS TO COMPRISE THE COMPANY'S BOARD.

                                  OTHER MATTERS

      The Board of Directors knows of no other business that will be presented for consideration at the Special Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the Board of Directors,


/s/ Martin Cunningham
---------------------
Martin Cunningham,
CEO and Director
July 1, 2005

                        HEALTH OUTCOMES MANAGEMENT, INC.

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints as proxies and attorneys-in-fact Martin Cunningham and Keith Knox (the "Proxy Committee") and each of them (with full power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment or postponement thereof with all the power the undersigned would have if personally present . The shares represented by this proxy will be voted as instructed. The matters to be voted on are set forth in the Notice of Special Meeting and Proxy Statement. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. This proxy is solicited on behalf of the board of directors of Health Outcomes Management, Inc. (the "Company") and authorizes the Proxy Committee members to vote at their discretion on any other matter that may properly come before the special meeting or any adjournment of the meeting.

1. APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, WHEREBY THE COMPANY WILL MERGE WITH AND INTO A DELAWARE CORPORATION, HUDSON HOLDING CORPORATION

      VOTE

|_|   FOR THE APPROVAL OF THE MERGER AGREEMENT

|_|   AGAINST

|_|   ABSTAIN

2. APPROVAL OF THE CHANGE OF THE COMPANY'S NAME TO HUDSON HOLDING CORPORATION

|_|   FOR THE CHANGE OF THE COMPANY'S NAME TO HUDSON HOLDING CORPORATION.

|_|   WITHHOLD AUTHORITY

|_|   ABSTAIN

3. APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK AND REDUCE THE NUMBER OF THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

|_|   FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION

|_|   AGAINST

|_|   ABSTAIN

4. APPROVAL OF THE ADOPTION OF HUDSON'S 2005 STOCK OPTION PLAN.

|_|   FOR THE APPROVAL OF THE ADOPTION OF HUDSON'S 2005 STOCK OPTION PLAN

|_|   AGAINST

|_|   ABSTAIN

5. APPROVAL OF THE INCREASE IN THE NUMBER OF DIRECTORS FROM FOUR TO SEVEN.

|_|   FOR THE APPROVAL OF THE INCREASE IN THE NUMBER OF DIRECTORS.

|_|   AGAINST

|_|   ABSTAIN

      THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE AREEMENT AND PLAN OF MERGER IN ITEM 1, FOR THE CHANGE OF THE COMPANY'S NAME IN ITEM 2, FOR THE REVERSE STOCK SPLIT IN ITEM 3, FOR THE ADOPTION OF HUDSON'S STOCK OPTION PLAN, AND FOR THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION IN ITEM 4 AND FOR THE INCREASE IN THE NUMBER OF DIRECTORS IN ITEM 5.

      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

      PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING POSTAGE PRE-PAID ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEALTH OUTCOMES MANAGEMENT, INC.

                                    DATED:
                                          --------------------------------------

                                    --------------------------------------------
                                    SIGNATURE

                                    --------------------------------------------
                                    SIGNATURE IF JOINTLY OWNED:

                                    --------------------------------------------
                                    PRINT NAME:

      PLEASE SIGN EXACTLY AS THE NAME APPEARS ON YOUR STOCK CERTIFICATE. WHEN SHARES OF CAPITAL STOCK ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OR CORPORATE OFFICER, PLEASE INCLUDE FULL TITLE AS SUCH. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A CORPORATION, SIGN IN THE FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF THE SHARES OF CAPITAL STOCK ARE OWNED BY A PARTNERSHIP, SIGN IN THE NAME OF THE PARTNERSHIP BY AN AUTHORIZED OFFICER.

      PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

                                    EXHIBIT A
                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into on June 13, 2005, pursuant to Section 302A.601 of the Minnesota Business Corporation Act (the "MBCA") and Section 252 of the General Corporation Law of the State of Delaware (the "DGCL") by and between Health Outcomes Management, Inc., a Minnesota corporation (the "Minnesota Corporation"), and, Hudson Holding Corporation, a Delaware corporation (the "Delaware Corporation"), being sometimes referred to herein individually as a "Constituent Corporation" and collectively as the "Constituent Corporations."

                              W I T N E S S E T H:

      WHEREAS, the Minnesota Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota with an authorized capital stock consisting of 200,000,000 shares of common stock, $.001 par value per share (the "Common Shares"), 164,545,391 of which are issued and outstanding on the date hereof;

      WHEREAS, there are issued and outstanding no options to purchase Common Shares (the "Minnesota Options") and warrants to purchase 14,084,658 Common Shares at $0.1312 per such share (the "Minnesota Warrants");

      WHEREAS, the Delaware Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with an authorized capital stock consisting of 100,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), one share of which is issued and outstanding on the date hereof and held by Keith Knox, the President of the Delaware Corporation, and 1,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"), none of which is issued and outstanding;

      WHEREAS, the Delaware Corporation has no options (the "Delaware Options") or warrants (the "Delaware Warrants") issued and outstanding;

      WHEREAS, the respective Boards of Directors of the Constituent Corporations have authorized and approved the merger of the Minnesota Corporation with and into the Delaware Corporation subject to and upon the terms and conditions of this Merger Agreement (the "Merger") and Section 302A.601 and Sections 302A.611 to 302A.651 of the MBCA and Section 252 of the DGCL, and have approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to the shareholders of each of the Constituent Corporations for their approval; and

      WHEREAS, it is the intention of the Constituent Corporations that the Merger shall be a tax-free reorganization within the meaning of Section 368
(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code").

      NOW, THEREFORE in consideration of the premises, which are hereby incorporated into the terms hereof, and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the merger, the mode of effectuating the same, and other details and provisions that are deemed desirable, the parties have agreed and do hereby agree, subject to the terms and conditions set forth as follows:

                                    ARTICLE I
                                 TERMS OF MERGER

      1.1 MERGER. On the Effective Date of the Merger (as hereinafter defined), in accordance with the provisions of the MBCA and the DGCL, the Minnesota Corporation shall be merged with and into the Delaware Corporation (at times referred to herein as the "Surviving Corporation") upon the terms and conditions set forth in the subsequent provisions of this Merger Agreement.

      1.2 APPROVAL OF SHAREHOLDERS. This Merger Agreement shall be submitted as promptly as practicable to the respective shareholders of the Minnesota Corporation and the Delaware Corporation as provided by the MBCA and the DGCL. After adoption and approval of this Merger Agreement and all the transactions and developments contemplated hereby by the respective shareholders of the Minnesota Corporation and the Delaware Corporation, and provided this Merger Agreement is not terminated and abandoned pursuant to the provisions hereof, Articles of Merger shall be filed in accordance with the applicable provisions of the MBCA and a Certificate of Merger shall be filed in accordance with the applicable provisions of the DGCL.

      1.3 FILINGS AND EFFECTIVENESS. As soon as practicable following the date of execution hereof, the Minnesota Corporation and the Delaware Corporation will, subject to the approval by the shareholders of each of the Constituent Corporations, cause (i) the Articles of Merger along with any other required document to be filed with the Secretary of State of the State of Minnesota pursuant to Sections 302A.615 of the MBCA, and (ii) the Certificate of Merger along with any other required document to be filed with the Office of the Secretary of the State of Delaware pursuant to Section 252 of the DGCL. The Merger shall become effective upon the occurrence of each of the following actions:

      (a) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement shall have been satisfied or duly waived;

      (b) An executed Articles of Merger meeting the requirements of the MBCA shall have been filed with the Secretary of State of the State of Minnesota and said Secretary of State shall have accepted such Articles of Merger, and the surviving corporation shall have performed all other requirements of Sections
607.615 of the MBCA; and

      (c) An executed Certificate of Merger meeting the requirements of the DGCL shall have been accepted by the Secretary of the State of Delaware and said Secretary of State shall have issued a Certificate of Merger.

      The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date" and "Effective Time," respectively.

      1.4 EFFECT OF MERGER - SECURITIES.

      As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Common Shares or holders of Minnesota
Warrants:

      (a) Conversion of Common Shares. The presently issued and outstanding Common Shares shall be converted on between a one-for-five and one-for-eight basis into shares of Common Stock at the discretion of the board of directors of the Surviving Corporation.

      (b) Conversion of Minnesota Warrants. The number of shares underlying the Minnesota Warrants as well as the exercise price, date of grant, vesting, exercisability and expiration date thereof are set forth in the respective warrant agreement applicable thereto. All rights under the Minnesota Warrants shall be treated as provided herein, and to the extent the terms of any such warrant agreement is inconsistent with the treatment to be accorded to the Minnesota Warrants as provided herein, then the Minnesota Corporation shall cause the such warrant agreements to be amended, and all required third party, governmental and regulatory body consents or approvals to such amendments to be procured, such that all such inconsistencies shall be eliminated by the Effective Time.

      At the Effective Time, notwithstanding any contrary provision of the warrant agreements, the Minnesota Warrants shall, at and after the Effective Time, evidence warrants (the "Delaware Warrants") to purchase one share of common stock for between five and eight shares of common stock underlying the Minnesota Warrants and the exercise price shall be between five and eight times the exercise price of the Minnesota Warrants on the same terms and conditions as stated in the respective warrant agreement.

      1.5 EFFECT OF MERGER - GENERAL

      At and after the Effective Time, the Merger shall be effective as provided in the applicable provisions of the DGCL and the MBCA. The corporate existence of the Delaware Corporation, as the Surviving Corporation, with all of its purposes and powers, shall continue unaffected and unimpaired by the Merger, and, as the Surviving Corporation, it shall be governed by the DGCL and succeed to all rights, assets, liabilities and obligations of the Minnesota Corporation in accordance with the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Delaware Corporation and the Minnesota Corporation shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Delaware Corporation and the Minnesota Corporation shall become the debts, liabilities and duties of the Surviving Corporation. The separate existence and corporate organization of the Minnesota Corporation shall cease at the Effective Time, with the Delaware Corporation continuing as the Surviving Corporation of the Merger.

      1.6 CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. The Certificate of Incorporation of the Delaware Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      1.7 BY-LAWS OF SURVIVING CORPORATION. The By-Laws of the Delaware Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-Laws of the Surviving Corporation until altered, amended or repealed as provided in the By-Laws or as provided by applicable law.

      1.8 DIRECTORS OF SURVIVING CORPORATION. The directors of the Minnesota Corporation as of the Effective Date of the Merger shall be and become the directors of the Surviving Corporation.

      1.9 OFFICERS OF SURVIVING COMPANY. The officers of the Minnesota Corporation as of the Effective Date of the Merger shall be and become the officers of the Surviving Corporation.

                                   ARTICLE II
                              CONDITIONS TO MERGER

      The obligations of the Constituent Corporations to consummate the Merger are subject to satisfaction of the following conditions:

      2.1 AUTHORIZATION. The holders of at least a majority of the outstanding Common Shares shall have approved this Merger Agreement and the Merger. All necessary action shall have been taken to authorize the execution, delivery and performance of this Merger Agreement by each of the Constituent Corporations.

                                   ARTICLE III
                               GENERAL PROVISIONS

      3.1 BINDING AGREEMENT. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that this Merger Agreement may not be assigned by any party without the written consent of the other party.

      3.2 AMENDMENTS. The Boards of Directors of the Minnesota Corporation and the Delaware Corporation may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or a certificate in lieu thereof) with the Secretary of State of Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders of either the Minnesota Corporation or the Delaware Corporation shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Minnesota Corporation or the Delaware Corporation, (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation, or (iii) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either the Minnesota Corporation or the Delaware Corporation.

      3.3 FURTHER ASSURANCES. From time to time, as and when required by the Delaware Corporation or by its successors or assigns, there shall be executed and delivered on behalf of the Minnesota Corporation such deeds and other instruments, and there shall be taken or caused to be taken by the Minnesota Corporation such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by the Delaware Corporation the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of the Minnesota Corporation and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of the Delaware Corporation are fully authorized in the name and on behalf of the Minnesota Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

      3.4 ABANDONMENT. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Minnesota Corporation or the Delaware Corporation, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Merger Agreement by the shareholders of the Minnesota Corporation or the Delaware Corporation, or by both. In the event of the termination of this Merger Agreement and the abandonment of the Merger pursuant to the provisions of this section, this Merger Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their respective officers, directors or shareholders in respect thereof.

      3.5 GOVERNING LAW. This Merger Agreement shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the MBCA.

                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, each of the undersigned corporations has caused this Merger Agreement to be signed in its corporate name by its duly authorized officer as of the date first written above.


      HEALTH OUTCOMES MANAGEMENT INC.
      a Minnesota corporation


      By: /s/ Martin Cunningham
          ---------------------
      Marty Cunningham
      Chief Executive Officer


      HUDSON HOLDING CORPORATION
      a Delaware corporation


      By: /s/ Martin Cunningham
          ---------------------
      Marty Cunningham
      Chief Executive Officer

             CERTIFICATE OF SECRETARY OF HUDSON HOLDING CORPORATION
                             a Delaware corporation

      The undersigned, being the Secretary of HUDSON HOLDING CORPORATION, does hereby certify that the foregoing Agreement of Merger has been adopted upon behalf of said corporation pursuant to the provisions of Subsection (f) of
Section 251 of the Delaware General Corporation Law, and that, as of the date of this Certificate, the outstanding shares of said corporation were such as to render the provisions of said Subsection (f) applicable.

Executed on this 13th day of June, 2005.

                                             /s/ Keith Knox
                                             -----------------------------------
                                             Secretary or Assistant Secretary of
                                             a Delaware corporation

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                           HUDSON HOLDING CORPORATION

                                     * * * *

FIRST: The name of the corporation is Hudson Holding Corporation (the "Corporation").

SECOND: The address of its registered office in the State of Delaware is National Registered Agents, Inc., 160 Greentree Drive, Suite 101, Dover, 19904, County of Kent. The name of its registered agent at such address is National Registered Agents, Inc.

THIRD: The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The aggregate number of shares which the Corporation is authorized to issue is one hundred and one million (101,000,000), divided into classes as follows:

            A. One Hundred million (100,000,000) shares of common stock, $.001 par value per share (hereinafter called the "Common Stock"), divided into two classes as follows;

            B. One million (1,000,000) shares of preferred stock, $.001 par value per share, to be issued in series (the "Preferred Stock").

                  The following is a statement of the designations, powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Preferred Stock of the
                  Corporation: The shares of Preferred Stock may be issued in one or more series, and each series shall be so designated as to distinguish the shares thereof from the shares of all other series. Authority is hereby expressly granted to the Board of Directors of the Corporation to fix, subject to the provisions herein set forth, before the issuance of any shares of a particular series, the number, designations and relative rights, preferences, and limitations of the shares of such series including (1) voting rights, if any, which may include the right to vote together as a single class with the Common Stock and any other series of the Preferred Stock with the number of votes per share accorded to shares of such series being the same as or different from that accorded to such other shares, (2) the dividend rate per annum, if any, and the terms and conditions pertaining to dividends and whether such dividends shall be cumulative, (3) the amount or amounts payable upon such voluntary or involuntary liquidation, (4) the redemption price or prices, if any, and the terms and conditions of the redemption, (5) sinking fund provisions, if any, for the redemption or purchase of such shares, (6) the terms and conditions on which such shares are convertible, in the event the shares are to have conversion rights, and (7) any other rights, preferences and limitations pertaining to such series which may be fixed by the Board of Directors pursuant to the Delaware General Corporation Law.

FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the Corporation.

SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

SEVENTH: The name and address of the sole incorporator is: Sarah Williams, c/o Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, 19th Floor, New York, NY 10017

            I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hands this 10th day of June, 2005.


                                              /s/ Sarah Williams.
                                              -------------------
                                              Sarah Williams, Esq.
                                              Ellenoff Grossman & Schole LLP
                                              370 Lexington Avenue, 19th Floor
                                              New York, NY 10017

                                                                       EXHIBIT C

                                    BYLAWS OF

                           HUDSON HOLDING CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                    ARTICLE I
                               OFFICES AND RECORDS

      Section 1.1. DELAWARE OFFICE. The principal office of Hudson Holding Corporation (the "Corporation") in the State of Delaware shall be located in the City of Dover, County of Kent, and the name and address of its registered agent is National Registered Agents, Inc., 9 East Loockerman Street, Suite 1B, Dover, Delaware.

      Section 1.2. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

      Section 1.3. BOOKS AND RECORDS. The books and records of the Corporation may be kept at the Corporation's headquarters or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

                                   ARTICLE II
                                  STOCKHOLDERS

      Section 2.1. ANNUAL MEETINGS. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

      Section 2.2. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board or a majority of the members of the Board of Directors.

      Section 2.3. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than ten or more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

      Section 2.4. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof is announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      Section 2.5. QUORUM. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in
Section 2.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

      Section 2.6. ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

      Section 2.7. VOTING.

            (a) Except as otherwise provided by law, the Certificate of Incorporation, or these Bylaws, any corporate action, other than the election of Directors, the affirmative vote of the majority of shares entitled to vote on that matter and represented either in person or by proxy at a meeting of stockholders at which a quorum is present shall be the act of the stockholders of the Corporation.

            (b) Unless otherwise provided for in the Certificate of Incorporation of the Corporation, Directors will be elected by a majority of the votes cast by the shares, present in person or by proxy, entitled to vote in the election at a meeting at which a quorum is present and each stockholder entitled to vote has the right to vote the number of shares owned by him or her for as many persons as there are Directors to be elected. The Board of Directors may at any time amend this provision to reduce the number of votes cast for the election of a director to a plurality of the votes cast in the manner provided immediately above.

            (c) Except as otherwise provided by statute, the Certificate of Incorporation, or these Bylaws, at each meeting of stockholders, each stockholder of the Corporation entitled to vote thereat, shall be entitled to one vote for each share registered in his or her name on the books of the Corporation.

      Section 2.8 PROXIES. Each stockholder entitled to vote or to express consent or dissent without a meeting, may do so either in person or by proxy, so long as such proxy is executed in writing by the stockholder himself or herself, or by his or her attorney-in-fact thereunto duly authorized in writing. Every proxy shall be revocable at will unless the proxy conspicuously states that it is irrevocable and the proxy is coupled with an interest. A telegram, telex, cablegram, or similar transmission by the stockholder, or as a photographic, photostatic, facsimile, shall be treated as a valid proxy, and treated as a substitution of the original proxy, so long as such transmission is a complete reproduction executed by the stockholder. No proxy shall be valid after the expiration of three years from the date of its execution, unless otherwise provided in the proxy. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.

      Section 2.9 ACTION WITHOUT A MEETING. Unless otherwise provided for in the Certificate of Incorporation of the Corporation, any action to be taken at any annual or special stockholders' meeting, may be taken without a meeting, without prior notice and without a vote if a written consent or consents is/are signed by the stockholders of the Corporation having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted is delivered by hand or by certified or registered mail, return receipt requested, to the Corporation to its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of stockholders' meetings are recorded.

      Section 2.10. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (ii) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      Section 2.11. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to which stockholders are entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

      Section 2.12. CONDUCT OF MEETINGS. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

      Section 2.13. INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS. The Board of Directors by resolution may appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                   ARTICLE III
                               BOARD OF DIRECTORS

      Section 3.1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

      Section 3.2. NUMBER; QUALIFICATIONS. The Board of Directors need not be composed of a particular number of members nor must such number be within any particular range, unless the Certificate of Incorporation, an amendment to these Bylaws or the Board of Directors shall otherwise provide. The number of Directors shall until such time, if ever, be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders or residents of the State of Delaware.

      Section 3.3. ELECTION, RESIGNATION. The first Board of Directors shall hold office until the first annual meeting of stockholders and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors. Thereafter, each Director will be elected at the annual meeting of stockholders and shall hold office until the annual meeting of the stockholders next succeeding his or her election, or until his or her prior death, resignation or removal. Any Director may resign at any time upon written notice to the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall be effective upon receipt unless the notice specifies a later time for that resignation to become effective.

      Section 3.4. VACANCIES. Any newly created directorship resulting from an increase in the authorized number of Directors or any vacancy occurring in the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum of the Board of Directors, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he or she has replaced or until his or her successor is elected and qualified. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute. No decrease in the number of Directors constituting the whole Board shall shorten the term of any incumbent Director.

      Section 3.5. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

      Section 3.6. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, the Secretary, or by any two members of the Board of Directors. Notice of the date, time and place of a special meeting of the Board of Directors shall be delivered by the person or persons calling the meeting personally, by facsimile or by telephone to each Director or sent by first-class mail or telegram, charges prepaid, addressed to each Director at that Directors' address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegraph, it shall be delivered at least forty-eight hours before the time of the holding of the special meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before the time of holding of the special meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or purposes of the special meeting or the place of the special meeting, if the meeting is to be held at the principal office of the Corporation.

      Section 3.7. TELEPHONIC MEETINGS PERMITTED. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

      Section 3.8. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the Directors present, whether or not a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four hours. If the meeting is adjourned for more than twenty-four hours, then notice of the time and place of the adjourned meeting shall be given to the Directors who were not present at the time of the adjournment in the manner specified in Section 3.6.

      Section 3.9. ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

      Section 3.10. INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

      Section 3.11. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

      Section 3.12 REMOVAL. One or more or all the Directors of the Corporation may be removed, at any time, with our without cause, by a majority vote of the stockholders, provided however that such Director shall not be removed if the Certificate of Incorporation or Bylaws provides that its Directors shall be elected by cumulative voting and there are a sufficient number of shares cast against his or her removal, which if cumulatively voted at an election of Directors would be sufficient to elect him or her.

                                   ARTICLE IV
                                   COMMITTEES

      Section 4.1. COMMITTEES. The Board of Directors may designate from among its members one or more standing or special committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

      Section 4.2. COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

      Section 4.3. MINUTES OF MEETINGS. All committees appointed in accordance with Section 4.1 shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the Corporation.

                                    ARTICLE V
                                    OFFICERS

      Section 5.1. DESIGNATIONS. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, Chief Financial Officer and, at the discretion of the Board of Directors, one or more Directors and one or more Vice-Presidents (one or more of whom may be Executive Vice-Presidents). The Board of Directors shall appoint all officers. Any two or more offices may be held by the same individual.

      Section 5.2. APPOINTMENT AND TERM OF OFFICE. The officers of the Corporation shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the stockholders. Each officer shall hold office until a successor shall have been appointed and qualified, or until such officer's earlier death, resignation or removal.

      Section 5.3. POWERS AND DUTIES. If the Board appoints persons to fill the following positions, such officers shall have the power and duties set forth below:

            (a) THE CHAIRMAN: The Chairman shall have general control and management of the Board of Directors and may also be the President of the Corporation. He or she shall preside at all meetings of the Board of Directors at which he or she is present. He or she shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him or her by the Board of Directors.

            (b) THE PRESIDENT: The President of the Corporation shall be generally responsible for the proper conduct and the day to day operations of the business of the Corporation. He or she shall possess power to sign all certificates, contracts and other instruments of the Corporation. In the absence of the Chairman, he or she shall preside at all meetings of the stockholders. He or she shall perform all such other duties as are incident to his or her office or are properly required of him or her by the Board of Directors.

            (c) CHIEF FINANCIAL OFFICER: The Chief Financial Officer shall keep or cause to be kept adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any Director. The Chief Financial Officer shall
(1) deposit corporate funds and other valuables in the Corporation's name and to its credit with depositories designated by the Board of Directors; (2) make disbursements of corporate funds as authorized by the Board of Directors; (3) render a statement of the corporation's financial condition and an account of all transactions conducted as chief financial officer whenever requested by the President or the Board of Directors; and (4) have other powers and perform other duties as prescribed by the President or the Board of Directors or the Bylaws. Unless the board of directors has elected a separate Treasurer, the Chief Financial Officer shall be deemed to be the treasurer for purposes of giving any reports or executing any certificates or other documents.

            (d) VICE PRESIDENT: Each Vice-President shall have such powers and discharge such duties as may be assigned to him or her from time to time by the President or the Board of Directors.

            (e) SECRETARY AND ASSISTANT SECRETARIES: The Secretary shall issue notices for all meetings, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to his or her office, or are properly required of him or her by the Board of Directors. The Assistant Secretary, if any, or Assistant Secretaries in order designated by the Board of Directors, shall perform all of the duties of the Secretary during the absence or disability of the Secretary, and at other times may perform such duties as are directed by the President or the Board of Directors.

      Section 5.4. DELEGATION. In the case of the absence or inability to act of any officer of the Corporation and of any person herein authorized to act in such officer's place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any Director or other person whom it may in its sole discretion select.

      Section 5.5. VACANCIES. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board. The appointee shall hold office for the unexpired term and until his or her successor is duly elected and qualified.

      Section 5.6. OTHER OFFICERS. The Board of Directors, or a duly appointed officer to whom such authority has been delegated by Board resolution, may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

      Section 5.7. RESIGNATION. An officer may resign at any time by delivering notice to the Corporation. Such notice shall be effective when delivered unless the notice specifies a later effective date. Any such resignation shall not affect the Corporation's contract rights, if any, with the officer.

      Section 5.8. REMOVAL. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

      Section 5.9. BONDS. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

                                   ARTICLE VI
                                      STOCK

      Section 6.1. ISSUANCE OF SHARES. No shares of the Corporation shall be issued unless authorized by the Board of Directors or a duly constituted committee thereof. Such authorization shall include the number of shares to be issued, the consideration to be received and a statement regarding the adequacy of the consideration.

      Section 6.2. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

      Section 6.3. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation indemnification or a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

      Section 6.4. TRANSFERS OF STOCK.

            (a) Transfers of stock shall be made only upon the stock transfer records of the Corporation, which records shall be kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register and to record transfers of shares therein.

            (b) Shares of certificated stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates or an assignment separate from the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No shares of certificated stock shall be transferred on the records of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation or to its transfer agent or registrar.

      Section 6.5. SHARES OF ANOTHER CORPORATION. Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

                                   ARTICLE VII
                                 INDEMNIFICATION

      Section 7.1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

      Section 7.2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a Director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Director or officer to repay all amounts advanced if it should be ultimately determined that the Director or officer is not entitled to be indemnified under this Article VII or otherwise.

      Section 7.3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

      Section 7.4. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or Directors or otherwise.

      Section 7.5. OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

      Section 7.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VIII
                                  MISCELLANEOUS

      Section 8.1. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

      Section 8.2. SEAL. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

      Section 8.3. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, Directors or members of a committee of Directors need be specified in any written waiver of notice.

      Section 8.4. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

      Section 8.5. BOOKS AND RECORDS. The Corporation shall maintain appropriate accounting records and shall keep as permanent records minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of Directors. In addition, the Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders in alphabetical order by class of shares showing the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

      Section 8.6. AMENDMENT OF BYLAWS. In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, repeal or amend the Bylaws of the Corporation by the vote of a majority of the entire Board of Directors. The Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made, by a majority vote of the stockholders at the time entitled to vote in the election of Directors even though these Bylaws may also be altered, amended or repealed by the Board of Directors.

                                                                       EXHIBIT D

                             2005 STOCK OPTION PLAN
                                       OF
                           HUDSON HOLDING CORPORATION

1. PURPOSES OF THE PLAN

      The purposes of the 2005 Stock Option Plan (the "Plan") of Hudson Holding Corporation, a Delaware corporation (the "Company"), are to:

      (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

      (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

      (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Shares").

      Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "non-qualified stock options" ("NQSOs").

2. ELIGIBLE PERSONS

      Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQSOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQSOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3. STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

      Subject to the provisions of Section 6.1.1 of the Plan, the total number of Shares which may be issued under Options granted pursuant to this Plan shall not exceed Two million (2,000,000) Shares. The Shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4. ADMINISTRATION

      (a) The Plan shall be administered by either the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

      (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Shares subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

      (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5. GRANTING OF OPTIONS; OPTION AGREEMENT

      (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

      (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

      (c) The stock option agreement shall specify whether each Option it evidences is an NQSO or an ISO.

      (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6. TERMS AND CONDITIONS OF OPTIONS

      Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQSOs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

      6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

            6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

            6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

            6.1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

            6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

            6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

            6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

                  (a) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

                  (b) Subject to the discretion of the Administrator, through the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

            6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under
Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

            6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate,
(ii) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

            6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

            6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

                  (a) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

                  (b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or similar line of business.

            6.1.11 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

      6.2 Terms and Conditions to Which Only NQSOs Are Subject. Options granted under this Plan which are designated as NQSOs shall be subject to the following terms and conditions:

            6.2.1 Exercise Price.

                  (a) Except as set forth in Section 6.2.1(b), the exercise price of an NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

                  (b) To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Shareholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

      6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

            6.3.1 Exercise Price.

                  (a) Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

                  (b) The exercise price of an ISO granted to any Ten Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

            6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

            6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

            6.3.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7. MANNER OF EXERCISE

      (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

      (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8. EMPLOYMENT OR CONSULTING RELATIONSHIP

      Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9. CONDITIONS UPON ISSUANCE OF SHARES

      Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

9. NON-EXCLUSIVITY OF THE PLAN

      The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11. AMENDMENTS TO PLAN

      The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

12. EFFECTIVE DATE OF PLAN; TERMINATION

      This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.

                                                                       EXHIBIT E

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

      (a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

      (1) alters or abolishes a preferential right of the shares;

      (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

      (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

      (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

      (5) eliminates the right to obtain payment under this subdivision;

      (b) a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

      (c) a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

      (d) a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3;

      (e) a plan of conversion adopted by the corporation; or

      (f) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

      Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

      (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

      Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

      (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

      (c) Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

      (1) The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

      (2) The applicability of clause (1) is determined as of:

      (i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

      (ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

      (3) Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of the corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

      Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

HIST: 1981 c 270 s 80; 1987 c 203 s 2,3; 1988 c 692 s 10; 1991 c 49 s 16; 1992 c
517 art 1 s 15; 1993 c 17 s 40; 1994 c 417 s 5; 1997 c 10 art 1 s 24; 1999 c 85
art 1 s 11; 2000 c 264 s 6,7; 2002 c 311 art 1 s 20; 2004 c 199 art 14 s 16,17

      302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.

      Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

      (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

      (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

      (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

      Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

      Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

      Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

      (1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

      (2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

      (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

      (4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

      (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

      Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

      (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

      (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

      (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

      (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

      (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

      Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

      Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

      Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

      (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

      (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.